Exhibit 99.1
Cornerstone Bancshares, Inc. Announces Second Quarter 2011 Financial Results

CHATTANOOGA, Tenn.--(PR Newswire) -Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) reported positive earnings for the second consecutive quarter of 2011, with a net income for 2011 of $393,000 or $0.03 earnings per share. This represents an increase of 8.6 percent compared to the first six months of 2010 income of $362,000 or $0.06 per share. Cornerstone recorded net income of $141,000 for the second quarter of 2011, compared to $18,000 for the same quarter of 2010. Cornerstone fully funded its loan loss provision at the beginning of the year and has not been required to make any material provision to loan loss allowance during 2011.  In addition, the Bank has seen a contraction of its operating expense, which allowed Cornerstone to offset the reduced loan income compared to 2010.

Past-dues continued to decline to approximately $2.0 million, an improvement of 71 percent over the same quarter last year.  Cornerstone’s allowance for loan losses was approximately $6.8 million or 2.52 percent of total loans as of June 30, 2011, compared to approximately $7.0 million or 2.19 percent as of the same quarter of 2010. Nonperforming loans were approximately $7.2 million or 2.68 percent of total loans at June 30, 2011, compared to approximately $13.0 million or 4.09 percent at June 30, 2010. The Bank has seen a continued interest in its OREO holdings and currently has more than 50 percent of its holdings either leased or under contract to close during the third quarter of 2011.

Since launching a Preferred Stock Offering in August of 2010, Cornerstone has been successful in raising more than $7.2 million in capital as of the date this release.  Cornerstone plans to continue the offering through December 31, 2011.

“The success of our capital campaign is proof that Chattanooga believes in Cornerstone,” said Cornerstone President Frank Hughes.  “Today’s investment environment is difficult, which makes the capital raise that much more exciting and a true testament to the faith our community has in Cornerstone.”

Specific Trends Include:

•	Continued reduction of past-due loans

•	Capital infusion in excess of $7.2 million

“The Bank is definitely moving in the right direction,” Hughes said.  “I am extremely pleased with the progress we have achieved in strengthening the Bank’s capital position and improving asset quality, which will help us progress to a more conservative banking model and a higher return for investors.”

Cornerstone is a single-bank holding company, with $440 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Cornerstone Bancshares, Inc. and Subsidiary
Second Quarter Financial Highlights
June 30, 2011 and 2010
(Unaudited)

(Amounts in thousands, except per common share data)	2011	2010	% Change
Balance Sheet Data at June 30
Total assets	$441,210	$523,426	(15.7)
Interest-earning assets	416,484	492,537	(15.4)
Loans	270,171	318,796	(15.3)
Foreclosed assets	20,058	10,212	96.4
Deposits	334,921	400,648	(16.4)
Other interest-bearing liabilities	75,491	91,355	(17.4)
Shareholders' equity	28,860	29,425	(1.9)
Loan to deposit ratio	80.67%	79.57%	1.4
Tier 1 leverage ratio (Bank)	6.09%	5.78%	5.4
Total risk-based capital ratio (Bank)	10.65%	10.48%	1.6
Outstanding commn shares (000s)	6,500	6,500	-
Book value per common share	$3.74	$4.53	(17.4)
Tangible book value per common share	$3.74	$4.13	(9.5)
Market value per common share as of June 30	$1.10	$2.15	(48.8)

Loan Quality Data
Nonaccruing loans	7,233	13,030	(44.5)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	2,348	1,418	65.6
Allowance for loan losses	6,814	6,967	(2.2)
Allowance for loan losses to total loans	2.52%	2.19%
Nonperforming assets to total assets	6.19%	4.44%

Performance Data for the Year
Net income	$393	$362	8.6
Return on average assets	0.18%	0.14%
Return on average equity	2.84%	2.49%
Net interest margin	3.44%	3.52%
Per common share data:
Net income – basic	$0.03	$0.06
Net income – diluted	$0.03	$0.06
Common dividends	$-	$-
Preferred dividends	$0.63	$-
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,500	6,500
Preferred stock	189	-

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2011		2010
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$7,914	$9,132	$6,271	$6,967	$6,760
Provision for loan losses	15	15	4,130	681	1,465
Net charge-offs	(1,115)	(1,233)	(1,269)	(1,377)	(1,258)
Balance at end of period	$6,814	$7,914	$9,132	$6,271	$6,967

As a % of loans	2.52%	2.89%	3.20%	2.15%	2.19%
As a % of nonperforming loans	94.21%	108.10%	63.06%	38.97%	36.81%
As a % of nonperforming assets	24.97%	28.48%	33.46%	21.25%	23.91%

Net charge-offs as a % of loans (a)	1.65%	1.80%	1.78%	1.89%	1.58%

Risk element assets
Accruing troubled debt restructuted	$1,750	$1,650	$848	$5,853	$5,895
Loans past due 30-89 days	$1,957	$8,434	$2,306	$1,500	$6,655

Nonaccruing loans	$7,233	$6,271	$13,633	$10,237	$13,030
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$7,233	$6,271	$13,633	$10,237	$13,030
Repossessed assets	-	-	150	285	350
Other real estate owned (b)(c)(d)	20,058	20,464	12,659	13,142	9,862
Total nonperforming assets	$27,291	$26,735	$26,442	$23,664	$23,242

Nonperforming loans as a % of loans	2.68%	2.29%	4.78%	3.51%	4.09%
Nonperforming assets as a % of loans and other real estate owned	9.40%	9.09%	8.88%	7.75%	7.07%

Total loans	270,171	273,750	285,247	292,046	318,796

(a) Annualized
(b) Properties sold since quarter-end	$2,379
(c) Properties rented	$10,416
(d) Properties under contract to sell	$1,333

Cornerstone Bancshares, Inc.
Net Interest Margin Analysis
Taxable Equivalent Basis

	Three months ended
	June 30
(Amounts in thousands)
Assets	2011			2010
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$271,952	$4,521	6.67%	$321,455	$5,494	6.86%
Investment securities	119,751	621	2.36%	151,220	1,216	3.44%
Other earning assets	24,902	17	0.28%	33,957	22	0.26%
Total earning assets	416,605	$5,159	5.05%	506,632	$6,732	5.39%
Allowance for loan losses	(7,285)			(6,797)
Cash and other assets	36,152			29,821
TOTAL ASSETS	$445,472			$529,656

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$28,402	$23	0.33%	$42,565	$36	0.34%
Savings deposits	9,938	13	0.51%	9,090	12	0.51%
MMDA's	25,927	64	0.99%	21,952	52	0.95%
Time deposits	236,873	1,012	1.71%	299,720	1,619	2.17%
Federal funds purchased and securities
sold under agreements to repurchase	24,288	34	0.56%	23,807	32	0.54%
Other borrowings	50,678	545	4.32%	69,833	760	4.36%
Total interest-bearing liabilities	376,107	1,691	1.80%	466,967	2,511	2.16%
Net interest spread		$3,468	3.25%		$4,221	3.24%
Noninterest-bearing demand deposits	41,486			39,061
Accrued expenses and other liabilities	167			(5,477)
Shareholders' equity	27,712			29,105
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$445,472			$529,656
Net yield on earning assets			3.42%			3.41%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		85			81
Total adjustment		85			81

Cornerstone Bancshares, Inc.
Net Interest Margin Analysis
Taxable Equivalent Basis

	Six months ended
	June 30
(Amounts in thousands)
Assets	2011			2010
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$278,090	$9,160	6.64%	$325,715	$11,442	7.08%
Investment securities	114,825	1,190	2.39%	143,072	2,346	3.52%
Other earning assets	23,959	28	0.24%	39,927	45	0.23%
Total earning assets	416,874	$10,378	5.10%	508,714	$13,833	5.55%
Allowance for loan losses	(8,173)			(6,397)
Cash and other assets	32,967			29,653
TOTAL ASSETS	$441,668			$531,970

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$27,998	$45	0.32%	$35,277	$66	0.38%
Savings deposits	9,720	25	0.51%	8,910	23	0.51%
MMDA's	25,186	123	0.99%	22,830	108	0.96%
Time deposits	240,427	2,064	1.73%	303,357	3,303	2.20%
Federal funds purchased and securities
sold under agreements to repurchase	23,461	65	0.56%	23,723	68	0.57%
Other borrowings	52,507	1,125	4.32%	71,063	1,539	4.37%
Total interest-bearing liabilities	379,299	3,447	1.83%	465,160	5,107	2.21%
Net interest spread		$6,931	3.27%		$8,726	3.33%
Noninterest-bearing demand deposits	35,259			43,610
Accrued expenses and other liabilities	(91)			(5,688)
Shareholders' equity	27,200			28,888
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$441,668			$531,970
Net yield on earning assets			3.44%			3.52%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		170			155
Total adjustment		170			155

Cornerstone Bancshares, Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2011		2010			Q2-11 /
	Second	First	Fourth	Third	Second	Q2-10
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,521	$4,639	$4,896	$5,160	$5,494	(17.7)
Investment securities and interest bearing deposits	621	568	534	754	1,216	(48.9)
Other earning assets	17	11	15	19	22	(21.3)
Total interest income	5,159	5,218	5,445	5,933	6,732	(23.4)
Interest expense
Deposits	1,112	1,145	1,239	1,478	1,719	(35.3)
Short-term borrowings	34	31	28	32	32	5.9
FHLB advances and other borrowings	545	580	651	666	760	(28.2)
Total interest expense	1,691	1,756	1,918	2,176	2,511	(32.7)
Net interest income	3,468	3,462	3,527	3,757	4,221	(17.8)
Provision for loan losses	15	15	4,130	681	1,465	(99.0)
Net interest income after the
provision for loan losses	3,453	3,447	(603)	3,076	2,756	25.3
Noninterest income
Customer service fees	225	215	280	309	342	(34.1)
Other noninterest income	22	20	63	34	29	(25.8)
Gain / (loss) on sale of assets	69	34	(681)	544	439	(84.2)
Total noninterest income	316	269	(338)	887	810	(61.0)
Noninterest expense
Salaries and employee benefits	1,502	1,542	1,515	1,525	1,521	(1.3)
Net occupancy and equipment	350	406	380	397	369	(5.1)
Depository insurance	241	322	350	386	237	1.9
Foreclosed asset expense	716	-	-	-	-	NM
Other operating expense	847	1,145	1,255	1,372	1,476	(42.6)
Total noninterest expense	3,657	3,415	3,500	3,680	3,603	1.5
Income (loss) before income taxes	113	301	(4,441)	283	(37)	NM
Income tax (benefit) expense	(28)	49	(1,699)	69	(55)	NM
Net income (loss)	$141	$252	$(2,742)	$214	$18	NM

Preferred stock dividends & accretion preferred stock discount	102	92	-	34	-

Net income (loss) per common share:
Basic	$0.01	$0.02	$(0.42)	$0.03	$0.00	NM
Diluted	$0.01	$0.02	$(0.42)	$0.03	$0.00	NM
Average basic shares (000s)	6,500	6,500	6,500	6,500	6,500	NM
Average common diluted shares (000s)	6,500	6,500	6,500	6,500	6,500	NM
Performance Ratios
Return on average equity	2.04%	3.78%	-35.24%	2.81%	0.25%	NM
Return on average assets	0.13%	0.23%	-2.42%	0.17%	0.01%	NM
Net interest margin	3.42%	3.44%	3.36%	3.36%	3.41%	NM
Average equity	27,712	26,683	31,120	30,355	29,105	(4.8)
Average assets	445,472	437,821	453,665	488,771	529,655	(15.9)
Average interest-earning assets	416,605	418,263	425,789	458,213	506,631	(17.8)

NM=Not Material

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2011		2010
	Second	% of	Second	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$63,801	23.6	$73,124	22.9	(12.7)
Non-owner occupied	62,060	23.0	71,767	22.5	(13.5)
Multi-family real estate	10,929	4.0	12,957	4.1	(15.7)
1-4 family construction	4,092	1.5	5,671	1.8	(27.8)
Commercial land and lot development	18,528	6.9	27,604	8.7	(32.9)
Total non-residential real estate	159,410	59.0	191,123	60.0	(16.6)
Residential real estate
First mortgage – 1-4 family	40,734	15.1	41,511	13.0	(1.9)
Second mortgage - 1-4 family	4,404	1.6	5,165	1.6	(14.7)
Home equity lines	11,963	4.4	11,012	3.5	8.6
Total residential real estate	57,101	21.1	57,688	18.1	(1.0)
Total real estate loans	216,511	80.1	248,811	78.0	(13.0)

Commercial	41,680	15.4	57,790	18.1	(27.9)
Agricultural & other	9,041	3.3	8,522	2.7	6.1
Consumer	2,939	1.1	3,673	1.2	(20.0)
Total loans, net of unearned fees	$270,171	100.0	$318,796	100.0	(15.3)

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
ASSETS	2011	2010

Cash and cash equivalents	$29,904,137	$22,981,952

Securities available for sale	109,331,248	108,250,434
Securities held to maturity	81,534	95,702
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$6,814,385 at June 30, 2011
and $9,132,171 at December 31, 2010	263,356,939	276,114,617
Bank premises and equipment, net	5,790,638	8,047,370
Accrued interest receivable	1,297,606	1,326,480
Foreclosed assets	20,057,587	12,808,838
Other assets	9,067,121	9,551,121
Total Assets	$441,209,710	$441,499,414

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$42,354,816	$28,980,043
Interest-bearing demand deposits	26,262,115	24,834,214
Savings deposits and money market accounts	38,425,489	34,041,672
Time deposits	227,878,545	247,591,161
Total deposits	334,920,965	335,447,090
Federal funds purchased and securities sold under
agreements to repurchase	27,011,269	24,325,372
Federal Home Loan Bank advances and other borrowing	48,480,000	54,715,000
Accrued interest payable	180,223	176,761
Other liabilities	1,757,631	1,016,038
Total Liabilities	412,350,088	415,680,261

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares
authorized; 188,820 shares issued and outstanding in 2011	4,540,516	2,727,424
114,540 shares issued and outstanding in 2010
Common stock - $l.00 par value; 20,000,000 shares authorized;
6,709,199 shares issued in 2011 and 2010;
6,500,396 shares outstanding in 2011 and 2010	6,500,396	6,500,396
Additional paid-in capital	21,276,868	21,237,298
Retained (deficit)	(4,024,893)	(4,317,130)
Accumulated other comprehensive income (loss)	566,735	(328,835)
Total Stockholders' Equity	28,859,622	25,819,153
Total Liabilities and Stockholders' Equity	$441,209,710	$441,499,414

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Six months ended
	June 30		June 30
	2011	2010	2011	2010
INTEREST INCOME
Loans, including fees	$4,521,370	$5,493,946	$9,160,175	$11,442,192
Securities	621,108	1,216,300	1,189,780	2,345,579
Federal funds sold & other earning assets	17,325	21,732	28,328	45,393
Total interest income	5,159,803	6,731,978	10,378,283	13,833,164

INTEREST EXPENSE
Time deposits	1,011,776	1,619,243	2,064,225	3,303,270
Other deposits	99,936	99,606	192,548	197,329
Federal funds purchased and securities
sold under agreements to repurchase	33,712	32,142	64,715	67,557
FHLB advances and other borrowing	545,413	759,803	1,125,071	1,539,000
Total interest expense	1,690,837	2,510,794	3,446,559	5,107,156

Net interest income before provision for loan losses	3,468,966	4,221,184	6,931,724	8,726,008
Provision for loan losses	15,000	1,465,000	30,000	2,480,000
Net interest income after the provision for loan losses	3,453,966	2,756,184	6,901,724	6,246,008

NONINTEREST INCOME
Customer service fee	225,263	342,126	440,714	684,040
Other noninterest income	21,531	20,758	41,810	41,371
Net gains from sale of loans and other assets	69,259	728,338	103,286	769,473
Total noninterest income	316,053	1,091,222	585,810	1,494,884

NONINTEREST EXPENSE
Salaries and employee benefits	1,501,836	1,521,216	3,044,538	3,154,560
Net occupancy and equipment expense	350,280	368,506	756,614	723,689
Depository insurance	241,505	259,904	564,160	529,643
Foreclosed asset expense	716,506	796,345	1,078,075	992,518
Other operating expense	847,280	938,389	1,630,635	1,883,947
Total noninterest expense	3,657,407	3,884,360	7,074,022	7,284,357

Income / (loss) income before provision for income taxes	112,612	(36,954)	413,512	456,535
(Benefit) / provision for income taxes	(28,675)	(55,099)	19,950	94,602

NET INCOME	$141,287	$18,145	$393,562	$361,933

Preferred stock dividends	93,075	-	185,400	-
Accretion on preferred stock dividend	9,000	-	9,000	-

Net income available to common stockholders	$39,212	$18,145	$199,162	$361,933

EARNINGS PER COMMON SHARE
Basic net income per common share	$0.01	$-	$0.03	$0.06
Diluted net income per common share	$0.01	$-	$0.03	$0.06

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the six months ended June 30, 2011

						Accumulated
				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	(Deficit)	Income	Equity

BALANCE, December 31, 2010		$2,727,424	$6,500,396	$21,237,298	$(4,317,130)	$(328,835)	$25,819,153

Employee compensation stock option expense		-	-	39,570	-	-	39,570

Issuance of Series A Convertible Preferred Stock		1,804,092	-	-	-	-	1,804,092

Preferred stock dividends paid		-	-	-	(92,325)	-	(92,325)

Accrection on preferred stock		9,000	-	-	(9,000)	-	-

Comprehensive income:
Net income	$393,562	-	-	-	393,562	-	393,562

Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjusment	895,570	-	-	-	-	895,570	895,570

Total comprehensive income	$1,289,132

BALANCE, June 30, 2011		$4,540,516	$6,500,396	$21,276,868	$(4,024,893)	$566,735	$28,859,622

The Notes to Consolidated Financial Statements are an intergral part of these statements.